UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2014

Date of reporting period: April 30, 2014

Item 1.	Reports to Stockholders.

The Advisors' Inner Circle Fund

SANDS CAPITAL

The Sands Capital Global Growth Fund

Semi-Annual Report

April 30, 2014

Investment Adviser:
Sands Capital Management, LLC

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014 (Unaudited)

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-826-5646; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014 (Unaudited)

Dear Shareholder:

We are pleased to provide you with the Semi-Annual Report for the Sands Capital Global Growth Fund (the “Fund”) for the period ended April 30, 2014. During the past six months, the Fund’s Institutional Class and Investor Class returned (0.11)% and (0.25)%, respectively, compared to a 5.28% return for the MSCI All Country World Index (“ACWI”).

Performance Review

Over the first half of the fiscal year (11/1/13 – 4/30/14), the Fund underperformed relative to its benchmark. As bottom-up, active investors, the health and sustainability of the long-term growth drivers for each business in the Fund are our primary focus. As a result, we monitor performance of underlying business results and fundamentals over a five-year horizon, not quarterly stock price fluctuations. Facebook, Charles Schwab, and Biogen Idec were the largest contributors to relative performance, while MercadoLibre, Amazon, and Workday were the largest detractors. We retain conviction in the growth prospects of each of these businesses.

It is important to remember that as active investors, we think the primary means through which we add value is our decision to own a business, not our sector or regional allocations. Consequently, these allocations are purely a function of our bottom-up, business-first portfolio construction process. However, it is clear that our large weight in technology was a contributor to underperformance over the reporting period. In 2013, stock price performance drove up the valuations of many companies, particularly hyper-growth technology companies. While the beginning of 2014 saw a continuation of 2013’s performance, this began to reverse as momentum faded and investors concerned about stretched valuations began to take profits. High-growth, high-beta stocks — characteristics common to the technology companies owned in the Fund — were pressured. However, our view of these businesses has not changed and we retain conviction in their long-term growth prospects. We believe each company is benefitting from powerful secular drivers, such as the continued proliferation of Moore’s Law and the adoption of cloud computing. The businesses are disruptive, highly innovative, and either creating new markets or taking share from “old tech” companies (e.g., cloud-based businesses are disrupting on-premise legacy software providers). They are each growing at above-average rates, and reinvesting to drive future growth — a strategy we think is sound.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014 (Unaudited)

We strive to purchase or sell a company when opportunity intersects with conviction, and believe we were presented with a number of compelling opportunities to upgrade the overall growth profile of the Fund in the first half of the fiscal year. We initiated investments in Ono Pharmaceutical, Anton Oilfield Services Group, Workday, Housing Development Finance, Kansas City Southern, Airports of Thailand, Rolls Royce Holdings, Discovery Communications, Medidata Solutions, and ASOS, and exited positions in Natura, Raia Drogasil, BM&F, and salesforce.

Given our long-term outlook, we are bound to encounter volatility and periods when short-term sentiment swamps long-term fundamentals. During these times, we have found we best serve our clients by focusing on the long-term growth drivers of the businesses we own. Over the long term, we think each company owned in the Fund is well positioned to generate above-average earnings growth.

Commentary: On-the-Shelf Research Positions Us to Act When Conviction and Opportunity Intersect

As we strive to add value for clients, we must be prepared to act when conviction aligns with opportunity. However, building conviction that a business meets our six investment criteria is a labor-intensive process that takes time — weeks, months, even years. In contrast, opportunity may only appear briefly. Consequently, we strive to build and maintain a diverse pipeline of high-conviction ideas across sectors and geographies. This helps position us to seize these fleeting moments. We call this process putting businesses “on the shelf.”

It isn’t easy for businesses to reach our shelf. The shelf is not a place for businesses we think could be attractive or might be able to sustain above-average earnings growth. If a business is on the shelf, we’ve already performed the intensive research and diligence necessary to determine that it can meet our six investment criteria. However, we haven’t added it to the Fund, typically for one of two reasons.

First, in a concentrated fund there aren’t many “seats.” Consequently, we must believe that a new opportunity will upgrade the overall growth profile and quality of the Fund. If not, we shelve them. In our long-term-oriented, low-turnover Fund, we think this exercise helps guard against the unproductive urge to take action for action’s sake and “rearrange the deck chairs.”

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014 (Unaudited)

Second, we sometimes identify a business that may have one or two lingering but hopefully resolvable issues that must be addressed for us to gain full conviction in its long-term growth prospects. These issues can be business-specific, such as the need to validate a new growth driver; macro-driven, where we like the business but are concerned about its ability to outgrow a headwind environment; valuation-related; or derived from portfolio management considerations, such as the need to manage exposure to a sector or secular trend.

Once a business makes it to the shelf, we don’t let it collect dust. Instead, we treat it like a current holding so we’ll be ready to move if what we think is an opportunity arises suddenly, due to short-term business issues, external crisis, or other factors. In fact, due to differing opportunity sets or portfolio management needs, it is not unusual for a company to be on the shelf for Global Growth while owned in a different Sands Capital strategy. The coverage team continues to research and monitor business- and country-specific dynamics. As the team collects and analyzes information, they keep the portfolio managers (PMs) updated relative to what matters most through a continuous two-way dialogue. This information flow helps the PM team to quickly make informed judgments and act without trepidation, particularly when presented with valuation opportunities. It also acts as a constant check on the attractiveness of current Fund holdings.

We are constantly looking to upgrade the Fund and ensure it reflects our views of individual businesses and the world. We believe a shelf of fully vetted investment ideas enhances that ability. Over the past year, we pulled three businesses off the shelf. Because we had already built conviction in them, we were looking for opportunity. When it came, we were prepared to act.

Baidu: Looking for Traction on Future Growth Drivers

Our long-term history with Google1 has demonstrated the growth potential and “winner-take-most” nature of the online search business model. However, Google never gained meaningful traction in China, one of the largest and fastest growing markets for Internet and mobile companies.

We believed owning the Chinese market leader could be compelling, so in 2007 began researching Baidu, a leader in Chinese search. Though we were

[1]	Google has been held in Sands Capital’s Select Growth and Global Growth strategies since October 2004 and December 2008, respectively. It has been owned in the Global Growth Fund since inception.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014 (Unaudited)

positive on the company’s long-term growth potential, some short-term, business-specific issues concerned us. As a result, we put Baidu on the shelf.

In 2012, our Baidu coverage team was focused on the company’s transition — or lack thereof — from desktop to mobile. Google had recently made this shift and mobile was now driving the majority of its incremental growth. This led us to believe it was critical for Baidu to execute a similar transition. However, the company lacked a clear road map and its high margins indicated management was not making the investments needed to monetize the large and growing mobile market. The coverage and PM teams believed that if management prioritized mobile, we might be presented with an opportunity to establish a position in a leading business in the midst of a heavy investment cycle. Past experience with these situations has taught us that earnings might be pressured in the near term, but long-term investors could be rewarded if the company were able to reinforce its leadership presence and fortify the sustainability of its growth prospects. The coverage and PM teams agreed that concrete evidence of a commitment to mobile could be a catalyst for taking Baidu off the shelf.

The first quarter of 2013 brought new indications of an increased focus on mobile by Baidu. For instance, on a research trip to China we learned about soon-to-be-launched initiatives like “in-app search.” This product distinguishes Baidu from other search engines with app stores, improves the quality of mobile search results, and makes the company’s platform a “must-develop” for third-party apps. However, despite this growing ecosystem, we needed more evidence to gain full conviction in the company’s commitment.

We found the necessary evidence in Baidu’s first quarter 2013 earnings release. About 800 basis points (8 percent) of margin compression indicated Baidu was making considerable investments. In addition, its mobile traffic was rapidly rising. We thought this was an opportune time to initiate a position and did so with minimal discussion. This would not have been possible if the company hadn’t been on the shelf with the initial research long completed and the coverage and PM teams agreed on what changes mattered most to spur a discussion about initiating a position.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014 (Unaudited)

Titan: Company-Specific Opportunity Aligned with Changing Macro Framework

Titan, India’s largest jewelry retailer, had been on the Global Growth Fund’s shelf (while owned in our Emerging Markets Growth strategy) since 2012. Research had been completed in mid-2012, with the Global Growth PM team thinking the company had a robust growth opportunity, driven by rising demand for jewelry and share gains from informal retailers. However, concerns around potential regulation, gold price dynamics, and the macroeconomic environment drove the PM team’s decision to put it on the shelf.

In mid-2013, our views on the Indian macroeconomic environment were improving. Research insights increased our conviction that India is committed to addressing structural imbalances, which could reignite and sustain growth. As a result, we shifted our Indian macro Headwinds and Tailwinds framework from “Headwinds” to “Bottoming with the Potential for Tailwind” and the PM team became open to increasing the Fund’s Indian exposure.

Around the same time the Reserve Bank of India implemented a policy requiring all gold to be purchased on 100 percent cash margin, in an effort to ease imports and suppress the country’s growing current account deficit. While this provided some clarity around the regulatory environment, it would be meaningless for Titan if it negatively affected the company’s investment case. After a thorough analysis, the coverage team concluded that the company’s working capital and debt would increase, there would be a period of negative operating cash flow, and volatility would be introduced to Titan’s cost structure because a “perfect” hedge against gold prices was no longer possible. The coverage team thought these issues were manageable, though there might be near-term headwinds. Most importantly, they projected no impact to Titan’s leadership position or the main drivers of the investment case.

Our unchanged conviction in Titan’s growth prospects, combined with our bias to selectively increase the Fund’s exposure to India, indicated it could be an opportune time to initiate a position. The PM team had been “riding shotgun” on the ongoing research, so once the coverage team recommended purchase, they needed no time to come up to speed on the investment case; they only had to assess the impact of the new information before initiating a position.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014 (Unaudited)

KSU: Waiting for Fit with a Criterion

In late 2012, we began researching Kansas City Southern (KSU), which operates a freight rail network that connects the Midwestern and Southeastern United States, across the border to key industrial cities and seaports in Mexico. The coverage team completed their research in mid-2013, concluding that the business fit our first five investment criteria, but not the sixth (i.e., rational valuation relative to the market and business prospects). We believed consensus expectations for KSU’s growth included rail becoming a mass transportation service for crude oil (in other words, “crude-by-rail.”) While crude-by-rail could provide upside optionality, we think more cost-efficient pipelines will become the dominant method of crude transportation. As a result, we did not have the conviction needed to consider it a guaranteed growth driver. We put KSU on the shelf and monitored its progress.

Throughout 2013, evolving dynamics made the business more attractive. As the only operator of a rail network spanning the U.S. and Mexico, KSU’s growth potential is correlated with the strength of Mexico’s economy. The government’s announcement of a number of major top-down structural reforms (for example, liberalizing the energy sector, reforming the tax code, developing infrastructure, and increasing household access to credit), increased our conviction that Mexico is positioning itself to improve its economic growth profile. Greater growth should boost manufacturing and drive import demand — each of which should increase KSU freight volumes.

Late in the year, the U.S. Federal Reserve began to taper its asset purchase program. This reinforced our belief that the U.S. dollar is poised to strengthen after decades of weakness. In a strong dollar environment, the PMs are biased towards increased exposure to dollar-denominated or dollar-linked businesses. KSU is such a business, and became even more appealing. In spite of these positive developments, valuation remained a concern.

KSU’s fourth quarter 2013 earnings release provided mid-teens earnings growth guidance for 2014. This was in line with our expectations but below consensus, which called for approximately 25 percent growth. We attributed the gap to differing expectations for crude-by-rail. In the following days, we gained full conviction in the company’s fit with our investment criteria. We initiated a position, taking action on what we

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014 (Unaudited)

perceived as an opportunity to purchase a high-quality franchise while further positioning the Fund to potentially benefit from a strengthening U.S. dollar.

Conclusion

In our view, the 43 businesses we own are the best we have found that reflect our current views of the world. However, given our vast opportunity set, we have always thought it could be possible to construct a concentrated portfolio of entirely separate businesses that also fit our six investment criteria. We’ve been asked what we’re doing about these businesses and the answer is straightforward. A select group is on the shelf so we are prepared to act when we believe opportunity and conviction are intersecting.

We greatly appreciate your interest and support, and we look forward to providing future updates on our investment approach and results.

Sincerely,

THE SANDS CAPITAL MANAGEMENT INVESTMENT TEAM

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of the Comparative Index

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014 (Unaudited)

SECTOR WEIGHTINGS †

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 97.0%
	Shares	Value

ARGENTINA — 1.1%
MercadoLibre	34,500	$3,217,815

BELGIUM — 1.8%
UCB	62,000	5,082,658

BRAZIL — 1.6%
Cielo	255,000	4,447,561

CHINA — 4.6%
Anton Oilfield Services Group	3,658,000	2,420,439
Baidu ADR *	68,500	10,538,725

		12,959,164

INDIA — 8.2%
Asian Paints	372,000	3,115,573
Housing Development Finance	641,000	9,542,999
ITC	1,302,000	7,355,658
Titan Industries	773,000	3,266,170

		23,280,400

ITALY — 2.0%
Prada	705,000	5,628,761

JAPAN — 1.5%
Ono Pharmaceutical	54,000	4,273,096

NETHERLANDS — 3.7%
ASML Holding ADR, Cl G	99,000	8,057,610
Koninklijke Vopak	47,500	2,364,786

		10,422,396

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014 (Unaudited)

COMMON STOCK — continued
	Shares	Value

SOUTH AFRICA — 3.3%
Naspers, Cl N	101,000	$9,523,502

SWITZERLAND — 2.1%
SGS	2,450	6,110,385

TAIWAN — 0.6%
Ginko International	97,000	1,628,551

THAILAND — 3.9%
Airports of Thailand	441,000	2,657,447
CP ALL	6,491,000	8,424,660

		11,082,107

UNITED KINGDOM — 9.4%
ARM Holdings	605,000	9,106,462
ASOS *	39,000	2,814,311
Petrofac	371,000	9,101,489
Rolls-Royce Holdings	328,000	5,814,817

		26,837,079

UNITED STATES — 53.2%
Amazon.com *	30,000	9,123,900
Biogen Idec *	32,300	9,273,976
BioMarin Pharmaceutical *	88,000	5,124,240
Cerner *	91,000	4,668,300
Charles Schwab	370,000	9,823,500
Discovery Communications, Cl A *	36,500	2,770,350
Facebook, Cl A *	177,000	10,581,060
FMC Technologies *	80,000	4,536,000
Google, Cl A *	8,800	4,706,944
Google, Cl C *	7,500	3,949,950
Intuitive Surgical *	13,300	4,810,610
Kansas City Southern	51,000	5,144,880
Las Vegas Sands	107,000	8,466,910
Medidata Solutions *	117,000	4,248,270
Monsanto	90,000	9,963,000
National Oilwell Varco	64,000	5,025,920
NIKE, Cl B	86,500	6,310,175
priceline.com *	5,300	6,136,075

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014 (Unaudited)

COMMON STOCK — continued
	Shares	Value

UNITED STATES — (continued)
Regeneron Pharmaceuticals *	25,600	$7,600,384
Schlumberger	93,000	9,444,150
Visa, Cl A	57,500	11,650,075
Workday, Cl A *	105,000	7,672,350

		151,031,019

TOTAL COMMON STOCK (Cost $255,204,821)		275,524,494

TOTAL INVESTMENTS — 97.0% (Cost $255,204,821)		$275,524,494

Percentages are based on Net Assets of $283,912,452.

*	Non-income producing security.

ADR	— American Depositary Receipt

Cl	— Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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APRIL 30, 2014 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $255,204,821)	$275,524,494
Cash	6,988,788
Receivable for Capital Shares Sold	2,023,757
Dividend Receivable	644,807
Foreign Tax Reclaim Receivable	71,179
Prepaid Expenses	23,480

Total Assets	285,276,505

Liabilities:
Payable for Investment Securities Purchased	784,236
Payable due to Adviser	190,976
Accrued Foreign Capital Gains Tax on Appreciated Securities	190,566
Foreign Currency Payable for Investment Securities Purchased (Proceeds $105,996)	105,996
Payable due to Administrator	33,787
Chief Compliance Officer Fees Payable	2,889
Payable due to Trustees	2,303
Shareholder Servicing Fees Payable — Investor Class	955
Other Accrued Expenses	52,345

Total Liabilities	1,364,053

Net Assets	$283,912,452

NET ASSETS CONSIST OF:
Paid-in-Capital	$258,265,215
Undistributed Net Investment Income	66,196
Accumulated Net Realized Gain on Investments	5,451,017
Net Unrealized Appreciation on Investments	20,319,673
Net Unrealized Appreciation Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	917
Foreign Capital Gains Tax on Appreciated Securities	(190,566)

Net Assets	$283,912,452

Net Asset Value Per Share — Institutional Shares ($276,705,361 ÷ 16,625,274 shares)	$16.64

Net Asset Value Per Share — Investor Shares ($7,207,091 ÷ 436,047 shares)	$16.53

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
FOR THE SIX MONTHS ENDED
APRIL 30, 2014 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$1,285,976
Less: Foreign Taxes Withheld	(84,793)

Total Investment Income	1,201,183

Expenses
Investment Advisory Fees	869,176
Administration Fees	151,669
Shareholder Servicing Fees — Investor Class	7,308
Trustees’ Fees	5,821
Chief Compliance Officer Fees	4,592
Transfer Agent Fees	38,892
Custodian Fees	33,251
Registration Fees	22,376
Legal Fees	16,327
Printing Fees	11,315
Audit Fees	10,903
Insurance and Other Expenses	11,421

Total Expenses	1,183,051

Less:
Waiver of Investment Advisory Fees	(50,908)
Fees Paid Indirectly	(3)

Net Expenses	1,132,140

Net Investment Income	69,043

Net Realized Gain (Loss) on:
Investments	5,603,483
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(95,562)

Net Realized Gain	5,507,921

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(6,853,258)
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(1,292)
Foreign Capital Gains Tax on Appreciated Securities	(157,764)

Net Change in Unrealized Depreciation	(7,012,314)

Net Loss on Investments and Foreign Currency Transactions	(1,504,393)

Net Decrease in Net Assets Resulting from Operations	$(1,435,350)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six-Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations:
Net Investment Income	$69,043	$756,184
Net Realized Gain on Investments, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	5,507,921	2,408,397
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Capital Gains Tax, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(7,012,314)	23,376,242

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,435,350)	26,540,823

Dividends and Distributions
Net Investment Income:
Institutional	(25,197)	(683,046)
Investor	—	(12,150)

	(25,197)	(695,196)

Net Capital Gains:
Institutional	(2,367,769)	(68,592)
Investor	(76,885)	(1,449)

	(2,444,654)	(70,041)

Total Distributions	(2,469,851)	(765,237)

Capital Share Transactions:
Institutional Shares
Issued	150,797,444	56,249,050
Reinvestment of Distributions	2,355,333	751,636
Redemption Fees (see note 2)	—	1,229
Redeemed	(10,325,638)	(1,914,562)

Net Institutional Share Transactions	142,827,139	55,087,353

Capital Share Transactions:
Investor Shares
Issued	4,160,769	2,482,375
Reinvestment of Distributions	70,750	12,316
Redeemed	(1,053,890)	(171,002)

Net Investor Share Transactions	3,177,629	2,323,689

Net Increase in Net Assets from Share Transactions	146,004,768	57,411,042

Total Increase in Net Assets	142,099,567	83,186,628

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (Continued)

	Six-Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

Net Assets:
Beginning of Period	$141,812,885	$58,626,257

End of Period (including Undistributed Net Investment Income of $66,196 and $22,350, respectively)	$283,912,452	$141,812,885

Shares Transactions:
Institutional Shares
Issued	8,987,601	3,874,792
Reinvestment of Distributions	142,267	55,044
Redeemed	(617,097)	(126,073)

Net Institutional Share Transactions	8,512,771	3,803,763

Shares Transactions:
Investor Shares
Issued	242,464	162,356
Reinvestment of Distributions	4,301	905
Redeemed	(59,767)	(12,186)

Net Investor Share Transactions	186,998	151,075

Net Increase in Shares Outstanding From Share Transactions	8,699,769	3,954,838

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Year/Period
	Institutional Shares
	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Period Ended October 31, 2010*
Net Asset Value, Beginning of Period	$16.96		$13.31	$12.15	$11.49	$10.00

Income from Investment Operations:
Net Investment Income†	0.01		0.11	0.02	0.03	0.01
Net Realized and Unrealized Gain (Loss)	(0.03)		3.71	1.18	0.66	1.48

Total from Investment Operations	(0.02)		3.82	1.20	0.69	1.49

Dividends and Distributions from:
Net Investment Income	—	^^	(0.15)	—	—	—
Net Realized Gains	(0.30)		(0.02)	(0.04)	(0.03)	—

Total Dividends and Distributions	(0.30)		(0.17)	(0.04)	(0.03)	—

Redemption Fees^	—		— ^^	— ^^	—	—
Net Asset Value, End of Period	$16.64		$16.96	$13.31	$12.15	$11.49

Total Return††	(0.11)%		28.99%	9.90%	6.02%	14.90%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$276,705		$137,612	$57,329	$15,027	$5,207
Ratio of Expenses to Average Net Assets	1.10	%**	1.10%	1.10%	1.10%	1.10	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.15	%**	1.30%	2.35%	5.42%	13.43	%**
Ratio of Net Investment Income to Average Net Assets	0.08	%**	0.76%	0.13%	0.26%	0.11	%**
Portfolio Turnover Rate	21	%***	33%	21%	19%	17	%***

*	Commenced operations on March 31, 2010.
**	Annualized
***	Not annualized.
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.
^	See Note 2 in the Notes to the Financial Statements.
^^	Amount less then $0.01.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Year/Period
	Investor Shares
	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Period Ended October 31, 2010*
Net Asset Value, Beginning of Period	$16.87		$13.24	$12.11	$11.48	$10.00

Income from Investment Operations:
Net Investment Income (Loss)†	(0.02)		0.06	(0.02)	0.01	—	^
Net Realized and Unrealized Gain (Loss)	(0.02)		3.71	1.19	0.65	1.48

Total from Investment Operations	(0.04)		3.77	1.17	0.66	1.48

Dividends and Distributions from:
Net Investment Income	—		(0.12)	—	—	—
Net Realized Gains	(0.30)		(0.02)	(0.04)	(0.03)	—

Total Dividends and Distributions	(0.30)		(0.14)	(0.04)	(0.03)	—

Net Asset Value, End of Period	$16.53		$16.87	$13.24	$12.11	$11.48

Total Return††	(0.25)%		28.71%	9.68%	5.76%	14.80%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$7,207		$4,201	$1,297	$353	$234
Ratio of Expenses to Average Net Assets	1.35	%**	1.35%	1.35%	1.28%@	1.20	%@**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.40	%**	1.55%	2.71%	5.84%	13.67	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.25	)%**	0.42%	(0.13)%	0.08%	0.02	%**
Portfolio Turnover Rate	21	%***	33%	21%	19%	17	%***

*	Commenced operations on March 31, 2010.
**	Annualized
***	Not annualized.
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.
^	Amount less then $0.01
@	Ratio would have been 1.35% had the Fund been charged the full 0.25% for shareholder servicing fees.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment global company with 50 funds. The financial statements herein are those of the Sands Capital Global Growth Fund (the “Fund”). The Fund consists of Institutional and Investor share classes which commenced operations on March 31, 2010. The investment objective of the Fund is long-term capital appreciation. The Fund, a diversified fund, invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developing or emerging markets. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Fund.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014 (Unaudited)

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, Sands Capital Management, LLC (the “Adviser”) makes the determination whether a Committee meeting should be called based on the information provided.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014 (Unaudited)

The Fund uses Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Fund’s Administrator and can request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

As of April 30, 2014, there were no securities valued in accordance with fair value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP; the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014 (Unaudited)

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of April 30, 2014, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

During the six months ended April 30, 2014, there were no transfers between levels.

For the six months ended April 30, 2014, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to,

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014 (Unaudited)

examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2014, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2014, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014 (Unaudited)

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. Such fees are retained by the Fund for the benefit of the remaining shareholders. For the six months ended April 30, 2014, the Fund did not retain any redemption fees.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

The services provided by the Chief Compliance Officer (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for an annual fee equal to 0.15% of the first $250 million, 0.12% of the next $250 million and 0.10% of any amount above $500 million of the Fund’s average daily net assets, subject to a minimum fee of $150,000 plus $10,000 per each additional class.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014 (Unaudited)

assets attributable to the Investor Class Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the six months ended April 30, 2014, the Investor Shares incurred 0.25% of average daily net assets or $7,308 of shareholder servicing fees.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

During the six months ended April 30, 2014, the Fund earned cash management credits of $3 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5.	Investment Advisory Agreement:

The Adviser serves as the investment adviser for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.10% and 1.35% of the Fund’s Institutional Shares’ and Investor Shares’ average daily net assets, respectively until March 31, 2015. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. At April 30, 2014, the amount the Adviser may seek as reimbursement of previously waived and reimbursed fees for the Fund was as follows:

Fiscal Year	Subject to Repayment Until, April 30:		Sands Capital Global Growth Fund
2012	2015		$350,653
2013	2016		279,354
2014	2017		149,258

		Total	$779,265

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014 (Unaudited)

6.	Investment Transactions:

For the six months ended April 30, 2014, the Fund made purchases of $181,545,853 and sales of $41,856,826 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended October 31, 2013 and 2012 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2013	$695,196	$70,041	$765,237
2012	12,165	33,790	45,955

As of October 31, 2013, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$22,350
Undistributed Long-Term Capital Gain	2,447,278
Unrealized Appreciation	27,082,810

Total Net Distributable Earnings	$29,552,438

For Federal income tax purposes, the cost of securities owned at October 31, 2013, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014 (Unaudited)

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at April 30, 2014, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$255,204,821	$25,356,788	$(5,037,115)	$20,319,673

8.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9.	Concentration of Risks:

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or unrealized or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized. At April 30, 2014, the net assets of the Fund were comprised of U.S. denominated securities, foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014 (Unaudited)

10.	Other:

At April 30, 2014, 76% of Institutional Shares outstanding were held by three shareholders and 74% of Investors Shares outstanding by two shareholders of record owning 10% or greater of the aggregate total shares outstanding.

11.	Subsequent Event:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

•  Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/01/13	Ending Account Value 4/30/14	Annualized Expense Ratios	Expenses Paid During Period*
Sands Capital Global Growth Fund
Actual Fund Return
Institutional Shares	$1,000.00	$998.90	1.10%	$5.45
Investor Shares	1,000.00	997.50	1.35	6.69

Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,019.34	1.10%	$5.51
Investor Shares	1,000.00	1,018.10	1.35	6.76

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the commencement of operations period shown).

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 11, 2014 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance systems; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other fund service providers, presented additional information and participated in question and answer

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited) (Continued)

sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent, and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment approach for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited) (Continued)

of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with information regarding the Fund’s performance since the Agreement was last renewed, as well as information regarding the Fund’s performance over other time periods including since its inception. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to institutional and other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates. The

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2014

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited) (Concluded)

Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including expense limitation and fee waiver arrangements. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Fund.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121

888-826-5646

Adviser:

Sands Capital Management, LLC

1101 Wilson Boulevard, Suite 2300

Arlington, VA 22209

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young, LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAN-SA-001-0500

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2014

By (Signature and Title)	/s/ James F. Volk
James F. Volk Treasurer, Controller & CFO

Date: July 7, 2014